UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 20, 2009 (May 19, 2009)

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6640 Carothers Parkway, Suite 500, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 17, 2009, the Board of Directors (the “Board”) of Psychiatric Solutions, Inc. (the “Company”) adopted, subject to approval of the stockholders of the Company, an amendment and restatement of the Psychiatric Solutions, Inc. Outside Directors’ Non-Qualified Stock Option Plan (the “Directors Plan”). On May 19, 2009, the stockholders of the Company approved the amended and restated Directors Plan at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”).
     The Directors Plan provided that each non-employee director automatically receives, (i) upon initial election or appointment to the Board, an option to purchase 12,000 shares of the Company’s common stock and (ii) on the date of each annual stockholders meeting thereafter at which the individual continues to be a director, an option to purchase 8,000 shares of the Company’s common stock. The amended and restated Directors Plan discontinues the automatic grant of stock options, and provides for (i) an automatic grant of 4,800 shares of restricted stock to non-employee directors upon their initial election or appointment to the Board and (ii) annual grants of 3,200 shares of restricted stock on the date of each annual stockholders meeting thereafter at which the individual continues to be a director. In addition, the amended and restated Directors Plan provides that the Compensation Committee of the Board may grant, in its discretion, restricted stock and stock options, in addition to automatic annual grants of restricted stock, upon such terms as the Compensation Committee deems appropriate and that are not inconsistent with the provisions of the amended and restated Directors Plan. Finally, the amended and restated Directors Plan renames the “Psychiatric Solutions, Inc. Outside Directors’ Stock Option Plan” as the “Psychiatric Solutions, Inc. Outside Directors’ Stock Incentive Plan” to clarify that restricted stock awards may be made in addition to option grants.
     The foregoing description of the amended and restated Directors Plan does not purport to be complete and is qualified in its entirety by reference to the text of the amended and restated Directors Plan attached as Appendix A to the Proxy Statement, which is included as Exhibit 10 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
10	Psychiatric Solutions, Inc. Outside Directors’ Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 9, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
Date: May 20, 2009	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

10	Psychiatric Solutions, Inc. Outside Directors’ Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 9, 2009).